FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report:   July 23, 2004


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                      Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 5.   Other Events.

     On July 22, 2004, BorgWarner Inc. issued a press release announcing that Cynthia A. Niekamp has been named President and General Manager of BorgWarner TorqTransfer Systems, Drivetrain Group and Vice President of BorgWarner Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibits

(99.1)    BorgWarner Inc. Press Release dated July 22, 2004.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Laurene H. Horiszny
                                   By:----------------------------
                                   Laurene H. Horiszny
                                   Vice President, General Counsel & Secretary


Dated:    July 23, 2004